NARRAGANSETT INSURED TAX-FREE INCOME FUND
    Supplement to the Prospectus for Class A Shares and Class C
Shares                            Dated October 31, 1996

     The paragraph captioned "Special Dealer Arrangements:" is changed to read as follows:

     Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 0.50 of 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the two-year period from the date of purchase you will be subject to a contingent deferred sales charge of 0.50 of 1% described under "Purchase of $1 Million or More," on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

     The foregoing special dealer arrangements will be in effect from September 1, 1997 until October, 31, 1997, unless extended or earlier terminated by another supplement to the Prospectus.

                The date of this supplement is September 1, 1997

                   Narragansett Insured Tax-Free Income Fund

                               380 Madison Avenue
                                   Suite 2300
                            New York, New York 10017
                                  800-453-6864
                                  212-697-6666

Prospectus
Class A Shares
Class C Shares                                           October
31, 1996

The Fund is a mutual fund whose objective is to seek to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

             To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured by nationally recognized insurers of municipal obligations. While individual securities are insured as to the timely payment of principal and interest when due, the Fund's share value and dividend rate are not fixed and will vary with prevailing interest rates and economic and market factors.

             Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Fund's goal, which is not assured, is to have 100% of the Fund's assets invested in insured obligations. If any uninsured obligations are purchased by the Fund, they must either be rated within the four highest credit ratings, which are considered as "investment grade," or, if unrated, be determined to be of comparable quality by the Fund's Adviser, Citizens Trust Company.


             This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated October 31, 1996 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management Corp., the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

             INSURANCE COVERS TIMELY PAYMENT OF PRINCIPAL AND INTEREST WHEN DUE ON INDIVIDUALLY INSURED SECURITIES IN THE FUND'S INVESTMENT PORTFOLIO. INSURANCE DOES NOT, HOWEVER, INSURE AGAINST FLUCTUATIONS IN THE VALUE OF THE FUND'S SHARES AND DIVIDEND RATES, WHICH ARE NOT FIXED AND WILL VARY WITH PREVAILING INTEREST RATES AND ECONOMIC AND MARKET FACTORS.

             SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY CITIZENS TRUST COMPANY (THE "ADVISER"), CITIZENS BANK OR ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

             AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

              For Purchase, Redemption or Account inquiries
contact                     The Fund's Shareholder Servicing
Agent:                        Administrative Data Management
Corp.
                   581 Main Street, Woodbridge, NJ 07095-1198
              Call 800-637-4633 toll free or 908-855-5731

                   For General Inquiries & Yield Information,
              Call 800-453-6864 toll free or 212-697-6666
                 In Rhode Island: 401-453-6864

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PICTURE

PICTURE

PICTURE







             The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used to finance long-term municipal projects; examples are pictured above. (See "Investment of the Fund's Assets.") The municipal obligations which financed projects of which these are typical, were included in the Fund's portfolio as of September 30, 1996, and together represented 19.41% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                                   HIGHLIGHTS

             Narragansett Insured Tax-Free Income Fund, founded by Aquila Management Corporation in 1992 and one of the Aquilasm Group of Funds, is an open-end, non-diversified management investment company (a "mutual fund") which invests in tax-free municipal bonds and notes, the kind of obligations issued by the State of Rhode Island and its various local authorities to finance such long-term projects as schools, roads, hospitals, and water facilities throughout Rhode Island or to finance short-term needs. (See "Introduction.")

             Insured Obligations - The Fund's investments will be primarily municipal obligations which are insured as to the timely payment of principal and interest when due by nationally recognized insurers of such obligations. The goal of the Fund, which is not assured, is to have 100% of the Fund's assets so invested. While individual portfolio securities of the Fund will be so insured, the Fund's share value and dividend rate are not fixed or insured and will fluctuate with prevailing interest rates and other economic and market factors. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.")

             Investment Grade - Other than insured municipal obligations which are rated Aaa or AAA, the Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Adviser to be of comparable quality . In general there are nine separate credit ratings , ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

             Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors; however, not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

             Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic
Investment Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund," which includes applicable sales charge information.)

             Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. (See "How to Invest in the Fund.")

             Alternative Purchase Plans - The Fund provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.") One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Fund offers the following classes of shares, which differ in their expense levels and sales charges:

             * Front-Payment Class Shares ("Class A Shares") are
offered to              anyone at net asset value plus a sales
charge, paid at the              time of purchase, at the maximum
rate of 4.0% of the public              offering price, with
lower rates for larger purchases. (See              "How to
Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Fund's
Distribution Plan at the rate of 0.15 of 1% of the average
     annual net assets represented by the Class A Shares. (See
         "Distribution Plan.")

             * Level-Payment Class Shares ("Class C Shares") are
offered to              anyone at net asset value with no sales
charge payable at the              time of purchase but with a
level charge for service and              distribution fees for
six years after the date of purchase at              the
aggregate annual rate of 1% of the average annual net
assets of the Class C Shares. (See "Distribution Plan" and
     "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are
automatically              converted to Class A Shares. If you
redeem Class C Shares              before you have held them for
12 months from the date of              purchase you will pay a
contingent deferred sales charge              ("CDSC") ; this
charge is 1%, calculated on the net asset              value of
the Class C Shares at the time of purchase or at
redemption, whichever is less. There is no CDSC after Class C
        Shares have been held beyond the applicable period. (See
           "Alternative Purchase Plans," "Computation of the
Holding              Periods for Class C Shares" and "How to
Purchase Class C              Shares.")

             The Fund also issues Institutional Class Shares
("Class Y Shares") that are sold only to certain institutional investors. Class Y Shares are not offered by this Prospectus.

             Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If shares of the Fund are sold outside those states the Fund may be required to redeem them. If your state of residence is not Rhode Island, the dividends from the Fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

             Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax Information.")

             Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more (see "Purchase of $1 Million or More"). If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%. (See "Alternative Purchase Plans" - "Class C Shares.")

             Local Investment Management and Fee Arrangements - Citizens Trust Company serves as the Fund's Investment Adviser, providing experienced local professional management. The Fund pays fees at a rate of up to 0.23 of 1% of average annual net assets to its Adviser and up to 0.27 of 1% of such assets to its Administrator for total fees at a rate of up to 0.50 of 1% of average annual net assets, although some or all of these fees will be waived temporarily. (See "Table of Expenses" and "Management Arrangements.")

             Many Different Issues - Even a small investment in the Fund allows you to have the advantages of a portfolio which consists of over 110 issues with different maturities. (See
"Investment of the Fund's Assets.")

             Certain Stabilizing Measures - To attempt to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases of other than insured issues, broadening diversification and increasing its position in cash.

             Exchanges - You may exchange Class A or Class C Shares of the Fund into corresponding classes of shares of other Aquila-sponsored tax-free municipal bond mutual funds or two Aquila-sponsored equity funds. You may also exchange them into shares of the
Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

             Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special
Considerations Regarding Investment in Rhode Island Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.")

             Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-
Annual Report and an audited Annual Report.


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                         TABLE OF EXPENSES


                                                          Class A
  Class C Shareholder Transaction Expenses
 Shares     Shares
                            Maximum Sales Charge Imposed at Time
of Purchase...    4.00%      None     (as a percentage of the
offering price)
   Maximum Sales Charge Imposed on Reinvested Dividends   None
  None    Maximum Deferred Sales Charge .....................
None(1)    1.00%(2)    Redemption Fees
 ...................................    None       None
Exchange Fee ......................................    None
None

Annual Fund Operating Expenses
 (as a percentage of average net assets)

   Investment Advisory Fee After Waiver (4) ..........    0.05%
  0.05%(3)    12b-1 Fee After Expense Reimbursement (4) .........
  0.00%      0.75%    All Other Expenses After Expense
       Reimbursement and Fee Waiver (4) ..............    0.16%
  0.41%(3)      Administration Fee After Waiver (4) ............
0.06%     0.06%(3)         Service Fee
 ....................................  None      0.25%      Other
Expenses After Expense Reimbursement (4)..  0.10%     0.10%(3)
Total Fund Operating Expenses After Expense
       Reimbursement and Fee Waivers (4) ...............  0.21%
  1.21%(3)

Example (5)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                              One       Three     Five      Ten
                           Year      Years     Years     Years
Class A Shares                $42       $46       $51       $66
Class C Shares
  With complete redemption
    at end of period          $22       $38       $67       $93
(6)   With no redemption          $12       $38       $67
$93 (6)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. See "Purchase of $1 Million or More".

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon amounts incurred by the Fund's Class A
Shares  during its most recent fiscal year.

(4) The Fund's operating expenses are anticipated to be incurred at the annual rate of 0.21%, whereas without fee waivers and expense reimbursement, they would have been incurred at the following annual rates: for Class A Shares, investment advisory fee, 0.23%; 12b-1 fee, 0.15%; administration fee, 0.27%; other expenses, 0.52%, for total operating expenses of 1.17%; for Class C Shares, investment advisory fee, 0.23%; 12b-1 fee, 0.75%; administration fee, 0.27%; service fee, 0.25%; other expenses, 0.52%, for total Fund operating expenses of 2.02%. Operating expenses are being subsidized through reimbursement by the Administrator. This subsidy is being phased out progressively so that the Fund will bear all of its own expenses, other than advisory and administration fees, once its asset size reaches approximately $60 million. Also, fees are being waived by the Adviser and Administrator and it is anticipated that once the asset size of the Fund reaches approximately $60 million these waivers will be increasingly reduced as the asset size of the Fund increases, so that when assets exceed approximately $150 million a substantial portion or all of these fees will be paid. The undertakings of the Adviser and Administrator as to fee waivers and the practices of the Administrator as to expense reimbursement may operate to reduce the fees and expenses of the Fund during the development stage of the Fund (see "Management Arrangements").

(5) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $40 for a $1,000 investment) and estimated annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(6) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD NOT BE INTERPRETED AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. SEE "HOW TO INVEST IN THE FUND".

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The above table should not be considered a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the various investment advisory and administration fees.)


               NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes.

                                   Class A(1)
Period(3) Class C(2)                                  Year ended
June 30,        Ended     Period
                           June 30,  Ended
      1996      1995      1994      1993**    June 30,
                                                          1996
       Net Asset Value, Beginning
  of Period ................   $9.80     $9.44    $10.07
$9.60     $9.94
Income from Investment
 Operations:
  Net investment income ....    0.52      0.54      0.53
0.39     0.07   Net gain (loss) on
    securities (both realized
    and unrealized) ........    0.13      0.36     (0.63)
0.47     (0.01)   Total from Investment
    Operations .............    0.65      0.90     (0.10)
0.86     0.06

Less Distributions:
  Dividends from net
    investment income ......   (0.52)    (0.54)    (0.53)
(0.39)    (0.07)   Distributions from
    capital gains ..........     -         -         -          -
      -  Total Distributions ......   (0.52)    (0.54)    (0.53)
 (0.39)    (0.07)

Net Asset Value, End of
  Period ...................   $09.93     $9.80     $9.44
$10.07    $9.93 Total Return (not reflecting
  sales charge).............    6.72%     9.82%    (1.11)%
9.18%+    0.60+

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands) .........   $37,988   $34,373   $31,660
$15,249   0.1   Ratio of Expenses to
    Average Net Assets .....    0.14%     0.06%     0.02%
0%*   0.20+   Ratio of Net Investment
    Income to Average Net
    Assets .................    5.19%     5.63%     5.30%
5.28%*   0.72+   Portfolio Turnover Rate ..       0%        0%
   0%     2.56%+      0%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

          Net Investment Income ....   $0.42     $0.43      $0.40
   $0.20    0.06   Ratio of Expenses to
    Average Net Assets .....   1.17%*    1.19%      1.32%
2.56%*   0.32+   Ratio of Net Investment
    Income to Average Net
    Assets .................   4.16%*    4.50%      4.00%
2.72%*   0.61+



(1)  Designated as Class A Shares on May 1, 1996.

(2)  New Class of Shares established on May 1, 1996.

(3)  From September 10, 1992 (commencement of operations) to June
30, 1993.

+    Not Annualized.

*    Annualized.


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Rhode Island Obligations, as defined below, which may include obligations of certain non-Rhode Island issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Rhode Island Obligations.

     Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Rhode Island Obligations.

     Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. There is no assurance, however, that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions" for a description of the Fund's fundamental policies.) In seeking its objective, the Fund will invest primarily in Rhode Island Obligations (as defined below) which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The value of the Fund's shares will tend to fluctuate with prevailing interest rates and economic and market factors.

     As used in the Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of certain non-Rhode Island issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from Rhode Island personal income taxes and regular Federal income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Rhode Island
Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax ("AMT"); for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations income paid upon which will not be subject to the AMT; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the AMT. The Fund may refrain entirely from purchasing Rhode Island Obligations subject to AMT.

     The non-Rhode Island bonds or other obligations, the interest on which is exempt under present law from State of Rhode Island personal income taxes and regular Federal income taxes, are the bonds or other obligations issued by or under the authority of such issuers as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Rhode Island Obligations of non-Rhode Island issuers unless Rhode Island Obligations of Rhode Island issuers of the desired quality, maturity and interest rate are not available. As a Rhode Island-oriented fund, it is a fundamental policy that at least 65% of the Fund's total assets will be invested in Rhode Island Obligations of Rhode Island issuers.

Insurance Feature

     The purpose of having insurance on investments in Rhode
Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New
Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market
Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). See the Additional Statement for information about these companies. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     Further information concerning the insurance feature appears in the Additional Statement.

Risk Factors and Special Investment
Considerations Regarding the Insurance Feature

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New
Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     In practice, those nationally recognized insurers which provide insurance generally do so only for municipal obligations which on their own would be rated within the top four credit ratings, and preferably with at least an "A" rating by such credit rating agencies as Moody's or S&P.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

Information about the Fund's Investments

     Municipal obligations which are insured are generally rated Aaa or AAA by the major credit rating agencies, the highest attainable credit rating assigned by these rating agencies. If the Fund purchases uninsured Rhode Island Obligations, which it may do, in order to maintain a quality-oriented portfolio, the Fund will purchase only investment grade securities. Any such Rhode Island Obligations which the Fund purchases must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Citizens Trust Company (the "Adviser"), the Fund's investment adviser (subject to the direction and control of the Board of Trustees).

     In general, there are nine separate credit ratings, ranging from the highest to the lowest credit standards for municipal obligations. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have some speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     Except as set forth under "Risk Factors and Special Investment Considerations Regarding the Insurance Feature," above, if after purchase the rating of any rated Rhode Island Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Rhode Island Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Rhode Island issues, are accordingly subject to economic and other conditions affecting Rhode Island.

Possible Stabilizing Measures

     The Fund will employ such traditional measures as upgrading credit standards for portfolio purchases of other than insured obligations, varying maturities, , broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Rhode Island Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Rhode Island Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Rhode Island Obligations. All such participation interests must meet the Fund's credit requirements. See "Limitation to 10% as to Certain Investments."

When-Issued and Delayed Delivery Purchases

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional
Statement for further information.

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Rhode Island Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Rhode Island Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in (i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Fund's Investments and Their Yields

     The value of the Rhode Island Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Fund buys Rhode Island Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Rhode Island Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio. The Fund's portfolio will represent a blend of short-term and long-term obligations designed to reduce fluctuations in the net asset value of the Fund's shares.

Risks and Special Considerations Regarding Investment In
Rhode Island Obligations

     The following is a discussion of the general factors that might influence the ability of issuers to repay principal and interest when due on the Rhode Island Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

     Since 1989, there was a national and regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Its unemployment rate increased from 4.1% in 1989 to 6.8% in 1990, to 8.6% in 1991 and to 8.9% in 1992. Personal income slowed from an annual rate of growth of 9.0% in 1988 to 2.1% in 1991. Real personal income growth slowed from 4.5% to -1.8% for the same years. Personal income growth is forecast to be below the growth rate for the United States as a whole.

     The economic slowdown has resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management. See the Additional Statement for further information.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the
Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Rhode Island
Obligations meeting the standards stated under "Investment of the Fund's Assets."

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share of each class are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). The net asset value per share is determined by dividing the value of the net assets (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general it is based on market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional
Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

     In this Prospectus, the Fund provides individual investors with the option of two alternative ways to purchase shares, through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The primary distinction among the classes of shares offered to individuals lies in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

     If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at time of purchase, much as goods can be purchased on an installment plan. You are subject to a conditional deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from your purchase. (See "Computation of Holding Periods for Class C Shares.")

     Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge.Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchase of $1 Million or More.")

     Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and
     "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the
   Exchange Privilege (see "Exchange Privilege"), are
     automatically converted to Class A Shares. If you redeem
Class      C Shares before you have held them for 12 months from
the date      of purchase, you will pay a contingent deferred
sales charge      ("CDSC") at the rate of 1%, calculated on the
net asset value      of the redeemed Class C Shares at the time
of purchase or of      redemption, whichever is less. The amount
of any CDSC will be      paid to the Distributor. The CDSC does
not apply to shares      acquired through the reinvestment of
dividends on Class C      Shares or to any Class C Shares held
for more than 12 months      after purchase. In the Prospectus,
12-month and six-year      holding periods are considered
modified by up to one month      depending upon when during a
month your purchase of such      shares is made. (See
"Computation of Holding Periods for Class      C Shares" and "How
to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange
Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.



                         Class A                  Class C

Initial Sales            Maximum of 4.00%         None
Charge                   of the public
                         offering price


Contingent               None (except             Maximum CDSC
Deferred                 for certain              of 1% if shares
Sales Charge             purchases over           redeemed before
                        $1 million)              12 months; 0%
                                               after 12 months


Distribution and         0.15 of 1%               Distribution
fee Service Fees                                      of 0.75 of
1% and                                                   a
service fee of
0.25 of 1% for a
 total of 1%,
payable for six
years

Other Information        Initial sales            Shares convert
                       charge waived            to Class A Shares
                        or reduced in            after six years
                       some cases


Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Fund be considered long-term in nature.

     Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.15 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately four and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Fund expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                    HOW TO INVEST IN THE FUND

     The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. If you purchase Class A Shares, the applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

     The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an
Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Fund and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone
("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

     At the date of the Prospectus, Class A Shares and Class C Shares of the Fund are available only in the following states:
Rhode Island, Connecticut, District of Columbia, Hawaii, Massachusetts (Class A Shares only), New Jersey and New York.

     If you do not reside in one of these states you should not purchase shares of the Fund. If shares are sold outside of these states the Fund may be required to redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Rhode Island, the dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

How to Purchase Class A Shares (Front-Payment Class Shares)

     The following table shows the amount of the sales charges to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions"):


                         Sales          Sales          Commis-
                    Charge         Charge         sions
              as             as             as
                         Percentage     Approximate    Percentage
                        of Public      Percentage     of
Amount of                Offering       of Amount      Offering
Purchase                 Price          Invested       Price

                                                            Less
than $25,000......  4.00%          4.17%          3.50% $25,000
but less
  than $50,000........   3.75%          3.90%          3.50%
$50,000 but less
   than $100,000.......  3.50%          3.63%          3.25%
$100,000 but less
   than $250,000.......  3.25%          3.36%          3.00%
$250,000 but less
   than $500,000.......  3.00%          3.09%          2.75%
$500,000 but less
   than $1,000,000.....  2.50%          2.56%          2.25%


For purchases of $1 million or more see "Purchase of $1 Million or More," below.

     The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual;
(b) an individual together with his or her spouse and their children under the age of 21 purchasing shares for his or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; and (d) a tax-exempt organization enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

          Shares issued under the following circumstances are called "CDSC Class A Shares": (i) shares issued in a single purchase of $1 million or more by a single purchaser; (ii) all shares subsequently purchased by a single purchaser if the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, owned at the time of the subsequent purchase, is equal to or greater than $1 million; (iii) all shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more.

     If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of
(i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed CDSC Class A Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchases of Class A Shares." The special charge does not apply to shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Class A Shares and non-CDSC Class A Shares the non-CDSC Class A Shares will be redeemed first.

     For purposes of determining the holding period for CDSC Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of
Class A Shares

     Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge, together with Class A Shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Fund through a single selected dealer or through the Distributor. Class A Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Class A Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Fund may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in the Prospectus) and payment for the shares to be purchased must be sent to the
Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Fund, Administrative Data Management Corp. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a
Transfer      Request Form, which is available from the
Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," above, on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the special contingent deferred sales charge described under "Purchase of $1 Million or More" above, on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

How to Purchase Class C Shares (Level-Payment Class Shares)

     Level-Payment Class Shares (Class C Shares) are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Fund represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

     If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through a Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares. Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Fund represent Class A Shares. No certificates will be issued for fractional Class A shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Fund" above) or Expedited Redemption (see "How to Redeem Your Investment" below). If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has three parts.

     Under one part of the Plan, the Fund is authorized to make payments with respect to Class A Shares ("Class A Permitted Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     During the fiscal year ended June 30, 1996, Permitted Payments of $55,194 were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor received $1,008. Until May 1, 1996, all outstanding shares of the Fund were what are currently designated Class A Shares. (See the Additional Statement for a description of the Distribution Plan.)

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares ("Class C Permitted Payments") to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class C Shares or servicing of accounts of shareholders owning Class C Shares. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

     Another part of the Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

Shareholder Services Plan for Class C Shares

     Under a Shareholder Services Plan, the Fund is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C shares shareholder accounts. See the Additional
Statement. Service Fees with respect to Class C Shares will be paid to the Distributor.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC Class A Shares). For redemptions of Class C Shares and CDSC Class A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class A Shares (see "Purchase of $1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Fund offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the
       Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments
to      a predesignated Financial Institution account by a letter
of      instruction sent to: Administrative Data Management
Corp.,      Attn: Aquilasm Group of Funds, by FAX at 908-855-5730
or by      mail at 581 Main Street, Woodbridge, NJ 07095-1198,
indicating      account name(s), account number, amount to be
redeemed, and      any payment directions, signed by the
registered holder(s).      Signature guarantees are not required.
See "Redemption      Payments" below for payment methods.

     If you wish to have redemption proceeds sent directly to a Financial Institution Account you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     1. Certificate Shares. Certificates representing Class A Shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must
also      be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation.
Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

     2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn: Aquilasm Group
   of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the
Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Fund of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A Shares. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.


                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

     Citizens Trust Company (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and at the Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net assets. (However, the total fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Fund under the
Administration Agreement; see below.) The Adviser and/or the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of either fee. The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund.

The Administration Agreement

     Aquila Management Corporation is founder of the Fund and serves as Administrator under an Administration Agreement (the "Administration Agreement"). At its own expense, it provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. Such administrative services include, but are not limited to, overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. Additionally, the Administrator either keeps the accounting and other books and records of the Fund, including the computation of net asset value per share and the dividends (provided that daily pricing of the securities in the Fund's portfolio shall be the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

     Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 0.27 of 1% of such net asset value. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of
(i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or
(ii) 25% of the Fund's total annual investment income.

Information as to the Adviser,
the Administrator and the Distributor

     Citizens Financial Group, Inc. ("CFG") is a subsidiary of The Royal Bank of Scotland plc. The Bank of Ireland owns a 23.5% interest in CFG. CFG is comprised of Citizens Savings Bank and Citizens Trust Company (the "Adviser") which operate jointly as Citizens Bank through 75 branch offices in Rhode Island and Connecticut; Citizens Bank of Massachusetts, which has more than 60 branches in southeastern Massachusetts; Citizens Bank New Hampshire, which has 81 branches in New Hampshire; and Citizens Mortgage Corporation, a Georgia corporation based in Atlanta with 20 offices in the southeastern United States. In 1994, CFG acquired the former Old Stone Federal Savings Bank in Providence, Rhode Island and the former Coastal Federal Savings Bank in New London, Connecticut. CFG also completed the acquisition of Neworld
Bankcorp, Inc., the holding company for Neworld Bank which was merged into Citizens Bank of Massachusetts. In January, 1995, CFG acquired Quincy Savings Bank of Massachusetts. In 1996, CFG acquired the former First New Hampshire Bank. In June, 1996, CFG announced a definitive agreement to acquire Farmers and Mechanics Bank in Middletown, Connecticut. CFG is the 45th largest bank holding company in the United States. Through the Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. The Trust Group of the Adviser had, as of September 30, 1996, approximately $4.2 billion of assets under administration, including approximately $451 million in municipal obligations. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903.

     Salvatore C. DiSanto is the officer of the Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr.DiSanto, a Senior Vice President within the Adviser's Trust Group, is a member of the Adviser's Officer Investment Committee. He has been employed by the Adviser for 38 years and has been involved in portfolio management for the last 31 years.

     The Fund's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     During the Fund's fiscal year ended June 30, 1996, fees of $84,631 and $99,350 were accrued to the Adviser and Administrator, respectively, of which, $74,614 and $94,003, respectively, were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $205,443.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds, and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Fund's dividends will also vary. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges.

     It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined (see "How To Redeem Your Investment").

     Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the fiscal year ended June 30, 1996, 98.73% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1995, 1.55% of the total dividends paid were taxable. (These amounts relate to dividends on Class A shares; no Class C Shares were outstanding during that period.) The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as
"exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Federal Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Rhode Island Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.



Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a conditional deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Fund or its shareholders upon such conversions; each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C Shares immediately before conversion.

Rhode Island Tax Information

     The following is based upon the advice of Edwards & Angell, Rhode Island counsel to the Fund.

     The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund that is apportioned to the State of Rhode Island by means of an arithmetical formula. Gross income means gross income as defined in the Federal income tax law, plus any interest not included in Federal gross income, minus interest on obligations of the United States or its possessions and other interest on Rhode Island Obligations issued by Rhode Island issuers and exempt from taxation by Rhode Island, and minus 50% of the excess of capital gains (as determined for Federal income tax purposes) over capital losses (as determined for Federal income tax purposes). However, the Rhode Island law authorizing the issuance of certain Rhode Island Obligations may specifically exempt from Rhode Island taxation the capital gains from the sale or exchange of such Rhode Island Obligations. While the issue is not entirely free from doubt, it is unlikely that the Fund, as a Massachusetts business trust, will be subject to the Rhode Island franchise tax.

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in their Rhode Island source income for Rhode Island personal income tax purposes that portion of their exempt-interest dividends (as determined for Federal income tax purposes) which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of exempt-interest dividends (as determined for Federal income tax purposes) which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received by the Fund from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for Federal income tax purposes).

     Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be required to include in their Rhode Island source income for Rhode Island personal income tax purposes their distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations.

     Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will be included in their Rhode Island source income.

     Generally, corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed upon their net income, authorized stock, or at a flat rate minimum tax. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), except to the extent such dividends are clearly identified as directly attributable to interest earned on Rhode Island Obligations issued by non-Rhode Island issuers or interest earned on Rhode Island Obligations issued by Rhode Island issuers and specifically exempted from taxation in Rhode Island. Net income will include distributions of exempt-interest dividends (as determined for Federal income tax purposes), which are derived from interest earned on municipal obligations issued by governmental authorities in states other than Rhode Island, distributions of dividends derived from any net income received from taxable temporary investments and any other distributions of dividends derived from interest that does not qualify as exempt interest dividends (as determined for Federal income tax purposes). Net income will also include distributions of capital gain dividends (as determined for Federal income tax purposes) and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends (as determined for Federal income tax purposes) and such short-term capital gains are from the sale of the underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the Rhode Island Obligations. Gain or loss (as determined for Federal income tax purposes), if any, resulting from a sale or redemption of shares of the Fund by corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax will be included in their Rhode Island income.

     Shares of the Fund will be exempt from local property taxes in Rhode Island, but will be includable in the Rhode Island gross estate of a deceased individual holder who is a resident of Rhode
Island for purposes of the Rhode Island estate tax.

     The foregoing represents a summary of certain provisions of Rhode Island tax laws presently in effect. It assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under subchapter M of the Code. These provisions may be prospectively or retroactively changed by legislative or administrative action. You should consult your tax adviser about the state and local tax consequences of your investment in the Fund for more detailed information concerning state and local taxes to which you may be subject.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class A Shares of the Fund can be exchanged only into Class
A Shares of any Bond or Equity Fund or into shares of the Money-Market Funds. Class C Shares can be exchanged only into Class C Shares of any Bond or Equity Fund or into shares of the Money-Market Funds.

Class A Shares Exchange Privilege

     Under the Class A Shares exchange privilege, once any applicable sales charge has been paid on Class A Shares of any Bond or Equity Fund, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and for Class A Shares of Bond or Equity Funds without the payment of any additional sales charge.

     CDSC Class A Shares of the Fund (see "Purchase of $1 Million or More" and "Special Dealer Arrangements") can be exchanged for CDSC Class A Shares of a Bond or Equity Fund or into a Money-Market Fund. The CDSC Class A Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon a redemption which occurs before the expiration of the applicable holding period of any CDSC Class A Shares or any shares of a Money-Market Fund received on exchange for CDSC Class A Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge, the length of time of ownership of CDSC Class A Shares will be determined by the time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of CDSC Class A Shares are held is not counted in computing the period of ownership of CDSC Class A Shares. (See "Alternative Purchase Plans.")

Class C Shares Exchange Privilege

     Under the Class C Shares exchange privilege, Class C Shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and for Class C Shares of Bond or Equity Funds. Class C Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon redemption which occurs before the expiration of the applicable holding period of any Class C Shares or any shares of a Money-Market Fund received on exchange for Class C Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge or for the conversion of Class C Shares into Class A Shares, the length of time of ownership of Class C Shares will be determined by time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of Class C Shares are held is not counted in computing the period of ownership of Class C Shares. (See "Alternative Purchase Plans.")

Eligible Shares

     The "Class A Eligible Shares" of any Bond or Equity Fund are those Class A Shares which were (a) acquired by direct purchase with payment of any applicable sales charge, or which were received in exchange for shares of another Bond or Equity Fund on which any applicable sales charge was paid; (b) acquired by exchange for shares of a Money-Market Fund with payment of the applicable sales charge; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); (d) acquired on conversion of Class C Shares or (e) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class A Eligible Shares.

     The "CDSC Class A Eligible Shares" of any Bond or Equity Fund are those CDSC Class A Shares which were (a) acquired by direct purchase in the amount of $1 million or more without a sales charge or in certain purchases when Special Dealer Arrangements are in effect or which were received in exchange for CDSC Class A Shares of another Bond or Equity Fund acquired under the same conditions; (b) acquired by exchange for shares of a Money-Market Fund under the same conditions; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); or (d) acquired as a result of reinvestment of dividends and/or distributions on otherwise CDSC Class A Eligible Shares.

     The "Class C Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase including by exchange from a Money-Market Fund, or which were received in exchange for shares of Class C Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class C Eligible Shares.

     If you own Class A or Class C Eligible Shares of any Bond or Equity Fund, you may exchange them for shares of any Money-Market Fund or the Class A or Class C Shares, respectively, of any other Bond or Equity Fund without payment of any sales charge or CDSC. The shares received will continue to be Class A or Class C Eligible Shares.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class A Shares of any Bond or Equity Fund without payment of any sales charge.

     If you own shares of a Money-Market Fund which you have acquired by exchange for CDSC Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for CDSC Class A Shares of any Bond or Equity Fund but you will be required to pay the applicable contingent deferred sales charge if you redeem such shares before you have held CDSC Class A Shares for four years. You will also be required to pay the applicable contingent deferred sales charge if you redeem such shares of a Money-Market Fund before you have held CDSC Class A Shares for four years. The running of the four-year period is suspended during the period you hold shares of a
Money-Market Fund received in exchange for CDSC Class A Shares.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Class C Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class C Shares of any Bond or Equity Fund, but you will be required to pay the applicable contingent deferred sales charge if you redeem such Class C Shares before you have held Class C Shares for 12 months. You will also be required to pay the applicable contingent deferred sales charge if you redeem such shares of a Money-Market Fund before you have held Class C Shares for 12 months. The running of the 12-month CDSC period and the six-year conversion period for Class C Shares is suspended during the period you hold shares of a Money-Market Fund received in exchange for Class C Shares.(See "Alternative Purchase Plans.")

     Shares of a Money-Market Fund may be exchanged for shares of another Money-Market Fund or for Class A Shares or Class C Shares of a Bond or Equity Fund; however, if the shares of a Money-Market Fund were not acquired by exchange of Eligible Shares of a Bond or Equity Fund or of shares of a Money-Market Fund acquired in such an exchange, they may be exchanged for Class A Shares of a Bond or Equity Fund only upon payment of the applicable sales charge.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-637-4633 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. See "How to Invest in the Fund."

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement. Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

     The Fund is an open-end, non-diversified management investment company organized in 1992 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue 80,000,000 shares of $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into three classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     In addition to Class A and Class C Shares, which are offered by this Prospectus, the Fund also has Institutional Class Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are offered by means of a separate prospectus, which can be obtained by calling the Fund at 800-453-6864 toll free or 212-697-6666 or in Rhode Island:
401-453-6864.

     The primary distinction among the Fund's three classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All three classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its Distribution Plan and has exclusive voting rights with respect to its Plan.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

           APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME
FUND                       FOR CLASS A OR CLASS C SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                  ADM, ATTN: AQUILAsm GROUP OF FUNDS
                  581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                       Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
*  Joint Accounts will be Joint Tenants with rights of
survivorship     unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1._______________________________________________________________
_   First Name   Middle Initial   Last Name   Social Security
Number
2._______________________________________________________________
_   First Name   Middle Initial   Last Name   Social Security
Number
3._______________________________________________________________
_   Custodian's First Name      Middle Initial          Last Name
Custodian for
____________________________________________________
     Minor's First Name   Middle Initial   Last Name   Under the
___________UGTMA** _____________________________________
Name of State       Minor's Social Security Number  4.
____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
_________________________________________________________________
__         Tax I.D. Number    Authorized Individual
Title

B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:_____________________
___

Employer's
Address:__________________________________________________
           Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate method of payment (For either method, make check payment to: NARRAGANSETT INSURED TAX-FREE INCOME FUND)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE
MADE  IN CLASS A SHARES.

   __ Initial Investment $_________ (Minimum $1,000)
   __ Automatic Investment $________ (Minimum $50)
For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A
PRE-PRINTED  DEPOSIT SLIP OR VOIDED CHECK.

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in
cash*     * For cash dividends, please choose one of the
following options:

___ Deposit directly into my/our Financial Institution account.
  ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing
the     Financial Institution account where I/we would like you
to deposit      the dividend. (A Financial Institution is a
commercial bank, savings      bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $
_________________ (minimum $50) on the ___ 1st day  or ___ 16th day of the month (or  on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application ___ Yes ___ No

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000

D. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)
APPLICABLE TO CLASS A SHARES ONLY.

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $
______________beginning________________ .
          Minimum: $50             Month/Year Payments to be
made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
_______________________________
______________________________________ First Name Middle Initial
Last Name   Financial Institution Name
_______________________________
______________________________________   Street
         Financial Institution Street Address
_______________________________
______________________________________  City   State Zip
        City   State Zip


____________________________________
       Financial Institution Account Number

E. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________
____________________________________   Account Registration
    Financial Institution Account Number
_______________________________
____________________________________   Financial Institution Name
    Financial Institution Transit/Routing
                                        Number
_______________________________
____________________________________   Street
      City   State Zip


STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service.
I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number
_______________________________________

Name and Address where my/our account is maintained

Name of Financial
Institution______________________________________________

Street
Address__________________________________________________________
___

City___________________________________________State _________
Zip ________ Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________
__________________         (Signature)
       (Date)

______________________________________________
        (Please Print)
X_____________________________________________
__________________         (Signature)
       (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent
 (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to
the same, and further provided that you will not settle or   pay
or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs
and    expenses in the event that you dishonor, with or without
cause,    any such electronic debit.

STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is
of    legal age to purchase shares of the Fund and has received
and    read a current Prospectus of the Fund and agrees to its
terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic
Investment or    Telephone Investment, if my/our account at the
Financial Institution    has insufficient funds, the Fund and its
agents may cancel the    purchase transaction and are authorized
to liquidate other shares or    fractions thereof held in my/our
Fund account to make up any    deficiency resulting from any
decline in the net asset value of    shares so purchased and any
dividends paid on those shares. I/We    authorize the Fund and
its agents to correct any transfer error by    a debit or credit
to my/our Financial Institution account and/or    Fund account
and to charge the account for any related charges.    I/We
acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable
sales    charges.

- The Fund, the Agent and the Distributor and their Trustees,
directors,    employees and agents will not be liable for acting
upon instructions   believed to be genuine, and will not be
responsible for any losses   resulting from unauthorized
telephone transactions if the Agent follows   reasonable
procedures designed to verify the identity of the caller.    The
Agent will request some or all of the following information: account name and number; name(s) and social security number
registered    to the account and personal identification; the
Agent may also record    calls. Shareholders should verify the
accuracy of confirmation    statements immediately upon receipt.
Under penalties of perjury, the   undersigned whose Social
Security (Tax I.D.) Number is shown above    certifies (i) that
Number is my correct taxpayer identification number    and (ii)
currently I am not under IRS notification that I am subject    to
backup withholding (line out (ii) if under notification). If no
such   Number is shown, the undersigned further certifies, under
penalties of   perjury, that either (a) no such Number has been
issued, and a Number    has been or will soon be applied for; if
a Number is not provided to    you within sixty days, the
undersigned understands that all payments   (including
liquidations) are subject to 31% withholding under federal    tax
law, until a Number is provided and the undersigned may be
subject    to a $50 I.R.S. penalty; or (b) that the undersigned
is not a citizen    or resident of the U.S.; and either does not
expect to be in the   U.S. for 183 days during each calendar year
and does not conduct a   business in the U.S. which would receive
any gain from the Fund, or is   exempt under an income tax
treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________
_________ Individual (or Custodian)      Joint Registrant, if any
          Date __________________________
____________________________     _________ Corporate Officer,
Partner,    Title                               Date Trustee,
etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
Expedited Redemption and Direct Deposit of Dividends) are
effective    15 days after this form is received in good order by
the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after
the    Agent receives written notice from you.

- Either the Fund or the Agent may cancel any  feature, without
prior    notice, if in its judgment your use of any  feature
involves unusual    effort or difficulty in the administration of
your account.

- The Fund reserves the right to alter, amend or terminate any or
all     features or to charge a service fee upon 30 days written
notice to    shareholders except if additional notice is
specifically required by    the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must
complete a    Ready Access features form which may be obtained
from Aquila    Distributors at 1-800-453-6864 and send it to the
Agent together    with a "voided" check or pre-printed deposit
slip from the new    account. The new Financial Institution
change is effective in 15    days after this form is received in
good order by the Fund's Agent.

TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if
necessary),     3% of the dollar amount specified in the Letter
of Intent (computed     to the nearest full share) shall be held
in escrow in shares of the     Fund by the Agent. All dividends
and any capital distributions on     the escrowed shares will be
credited to the investor's account.
2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares
will     be promptly released to the investor. However, shares
disposed of     prior to completion of the purchase requirement
under the Letter     will be deducted from the amount required to
complete the     investment commitment.

3. If the total purchases pursuant to the Letter are less than
the amount    specified in the Letter as the intended aggregate
purchases, the     investor must remit to the Distributor an
amount equal to the     difference between the dollar amount of
sales charges actually paid     and the amount of sales charges
which would have been paid if the     total amount purchased had
been made at a single time. If such     difference in sales
charges is not paid within twenty days after     receipt of a
request from the Distributor or the dealer, the     Distributor
will, within sixty days after the expiration of the     Letter,
redeem the number of escrowed shares necessary to realize
such difference in sales charges. Full shares and any cash
proceeds     for a fractional share remaining after such
redemption will be     released to the investor. The escrow of
shares will not be released     until any additional sales charge
due has been paid as stated in     this section.

4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the
Distributor     as his attorney to surrender for redemption any
or all escrowed     shares on the books of the Fund.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the
"Plan")     as agent for the person (the "Planholder") who
executed the Plan    authorization.

2. Certificates will not be issued for shares of the Fund
purchased for     and held under the Plan, but the Agent will
credit all such shares     to the Planholder on the records of
the Fund. Any share certificates     now held by the Planholder
may be surrendered unendorsed to the Agent     with the
application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of
the Fund     at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments
will     be made at the Net Asset Value per share in effect at
the close of     business on the last business day of the month
or quarter.

5. The amount and the interval of disbursement payments and the
address     to which checks are to be mailed may be changed, at
any time, by the     Planholder on written notification to the
Agent. The Planholder should    allow at least two weeks time in
mailing such notification before the    requested change can be
put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of
the then     current Prospectus of the Fund) to redeem all, or
any part of, the     shares held under the Plan. In such case the
Agent will redeem the     number of shares requested at the Net
Asset Value per share in effect     in accordance with the Fund's
usual redemption procedures and will     mail a check for the
proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on
written    notice to the Agent, or by the Agent upon receiving
directions to that     effect from the Fund. The Agent will also
terminate the Plan upon     receipt of evidence satisfactory to
it of the death or legal     incapacity of the Planholder. Upon
termination of the Plan by the     Agent or the Fund, shares
remaining unredeemed will be held in an     uncertificated
account in the name of the Planholder, and the account     will
continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder,     his executor or guardian, or as otherwise
appropriate.

8. The Agent shall incur no liability to the Planholder for any
action     taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer
agent for     the Fund, the Planholder will be deemed to have
appointed any successor    transfer agent to act as his agent in
administering the Plan.

10.Purchases of additional shares concurrently with withdrawals
are    undesirable because of sales charges when purchases are
made.     Accordingly, a Planholder may not maintain this Plan
while     simultaneously making regular purchases. While an
occasional lump     sum investment may be made, such investment
should normally be an     amount equivalent to three times the
annual withdrawal or $5,000,     whichever is less.

INVESTMENT ADVISER
Citizens Trust Company
One Citizens Plaza
Providence, Rhode Island 02903

ADMINISTRATOR and FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
Robert L. Krakoff
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights......................................
Table of Expenses...............................
Financial Highlights............................
Introduction....................................
Investment Of The Fund's Assets.................
Investment Restrictions.........................
Net Asset Value Per Share.......................
Alternative Purchase Plans......................
How To Invest In The Fund.......................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application and Letter of Intent

AQUILA
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Narragansett
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Insured Tax-Free Income Fund

PROSPECTUS

One Of The
Aquilasm Group Of Funds